SETTLEMENT AGREEMENT
I.  PARTIES
This Settlement Agreement (“Agreement”) is entered into as of October 31, 2005, among the United States of America, acting through the United States Department of Justice and the United States Attorney’s Office for the Eastern District of Pennsylvania and on behalf of the Offices of Inspectors General of the Department of Health and Human Services (“HHS-OIG”) and the Department of Veterans Affairs (“VA-OIG”), (collectively the “United States”), and King Pharmaceuticals, Inc., and Monarch Pharmaceuticals, Inc., (collectively “King” and, together with the United States, the “Parties”), through their authorized representatives.
II. PREAMBLE
As a preamble to this Agreement, the Parties recite the following:
A.    King Pharmaceuticals, which has its principal place of business in Bristol, Tennessee, manufactures and sells generic and branded pharmaceuticals through several wholly-owned subsidiaries. The subsidiaries of King Pharmaceuticals are listed on Attachment A. For purposes of this Agreement, all references to King include its subsidiaries to the extent that they have manufactured or sold pharmaceuticals that fall within the “Covered Conduct” of this Agreement. The “Covered Conduct” is fully described in Paragraph I, below. King has manufacturing facilities in several locations in the United States, and its sales force is located throughout the United States. King sells its products throughout the United States, including in the Eastern District of Pennsylvania.
B.    Edward Bogart (the “relator”) is an individual residing in the State of Tennessee. On March 12, 2003, the relator filed a qui tam action in the United States District Court for the

 Eastern District of Pennsylvania captioned United States ex rel. Edward Bogart, et al. v. King Pharmaceuticals, Inc., et al. (the “Civil Action”).  Relator had been employed as a director of National Accounts at Monarch Pharmaceuticals from January 1998 to October 14, 2002, and he was responsible for the negotiation of certain sales agreements between Monarch Pharmaceuticals and certain customers.
C.    The Civil Action also named as plaintiffs twelve states and the District of Columbia that had, during the relevant period, state false claims act statutes (collectively, the “Plaintiff States”). This Agreement resolves the civil claims of the United States against King as set forth in Paragraph 4, below. King has entered into an agreement (the “NAMFCU Agreement”) with the National Association of Medicaid Fraud Control Units (“NAMFCU”) providing for, among other things, the disbursement of the State Settlement Amount (as defined in Paragraph 3, below).
D.    King sold pharmaceuticals that were purchased or reimbursed by commercial and government payors and other customers, including the Department of Health and Human Services (“HHS”) and the Department of Veterans Affairs (“VA”). Each of the government customers was required by federal law to receive certain prices or pricing information, and federal law required King to pay certain rebates in connection with its pharmaceutical products.
E.    At all relevant times, the Medicaid Rebate Program, 42 U.S.C. § 1396r-8, required participating manufacturers to pay rebates to the state Medicaid agencies pursuant to specific rules based in part, in the case of single-source and innovator multiple-source pharmaceuticals, upon the lowest price at which the manufacturer sold its products to certain commercial customers. The purpose of these specific rules is to ensure that Medicaid receives the benefit of discounts in relation to the pricing available in the commercial marketplace. King entered into a rebate agreement with the Health Care Financing Administration (“HCFA”), now the Centers for Medicare & Medicaid Services (“CMS”), and certain of King’s products were at all relevant times covered by state Medicaid plans that provided medical assistance for outpatient prescription drugs. 42 U.S.C. §§ 1396a(a)(10)(A), 1396d(a)(12), and 1396r-8(a)(1). Under the Medicaid Rebate Program and rebate agreement with CMS, King generally agreed: (i) to report quarterly to CMS its average manufacturer price (“AMP”) and, in the case of single-source and innovator multiple-source pharmaceuticals, best price for its pharmaceutical products, as defined by 42 U.S.C. §§ 1396r-8(k)(1) and 1396r-8(c)(1)(C); and (ii) to pay quarterly rebates to the states based on the product of (a) the units of each dosage form and strength paid for under the state Medicaid plan during the rebate period as reported by the state, and (b) the greater of the difference between the AMP and best price, or minimum rebate percentage of the AMP, as further defined in 42 U.S.C. § 1396r-8(c). The states receiving Medicaid rebates are referred to in this Agreement as the “Participating States.”
F.    At all relevant times, King participated in the Drug Pricing Program, 42 U.S.C. § 256b, which is part of the Public Health Service (“PHS”) Act, 42 U.S.C. §§ 201-300gg-92 (the “PHS Drug Pricing Program”). As a participant in the Drug Pricing Program, King entered into an agreement with HHS in connection with the pricing of its drug products sold to entities such as AIDS drug purchasing assistance programs, community health centers, hemophilia treatment centers, and certain disproportionate share hospitals, as defined in 42 U.S.C. § 256b(a)(4) (“the PHS entities”). Under the Drug Pricing Program and its agreement with HHS, King generally agreed that the amount that King required the PHS entities to pay for drug products would not exceed the AMP, as reported by King to CMS in the previous calendar quarter, minus a specified rebate percentage that was derived, in part, from the Medicaid rebate paid by King in the preceding calendar quarter for each drug, as further described in 42 U.S.C. § 256b(a).
G. King was party to a Master Agreement with the VA and a Federal Supply Schedule contract, number V797P-5185x. Under its agreements with the VA, King was required to make its “covered drugs” available for procurement on the Federal Supply Schedule of the General Services Administration. 38 U.S.C. § 8126(a)(1). With few exceptions, King was not allowed to charge a price for its “covered drugs” that exceeded a “Federal Ceiling Price” of 76 percent of the non-Federal AMP less an additional discount. 38 U.S.C. § 8126(a)(2). King’s “covered drugs” are defined in 38 U.S.C. § 8126(h)(2). Eligible purchasers at the Federal Ceiling Price with King included the VA, the PHS, the Department of Defense (“DOD”), Indian Health Service, and the Coast Guard. 38 U.S.C. § 8126(b). In addition, King was required to disclose certain commercial pricing information to the VA in connection with its Federal Supply Schedule contract and to offer Federal Supply Schedule customers certain discounts under the contract’s “Price Reductions Clause.” King’s Master Agreement with the VA, its Federal Supply Schedule contract, and the related legal and contractual requirements described in this paragraph are sometimes collectively referred to hereinafter as the “VA Pricing Program”.
H.    King also participated in certain state rebate programs (“State Programs”) that generally required a rebate separate from the Medicaid rebate for each state’s utilization. The affected states were California, Connecticut, Delaware, Florida, Indiana, Massachusetts, Maryland, Maine, Minnesota, Missouri, Montana, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Vermont, Wisconsin, and Wyoming (referred to in this Agreement as “the State Program States”). The affected programs by state are listed in Attachment B.

I.    The United States contends that it has certain civil claims against King as specified in Paragraph 4, below, for engaging in the conduct alleged in Sections (i) through (v) of this paragraph during the period January 1, 1994, through December 31, 2002, unless otherwise specified below (the “Covered Conduct”).
(i)    The United States contends that King knowingly did not collect and analyze its pricing information in a manner that ensured that King would be able to accurately determine the AMP and best price on a quarterly basis. The United States also contends that King knowingly did not adequately train its personnel to calculate accurate AMP and best price data, and that King knowingly did not provide its employees with appropriate tools, such as specialized software programs or other commonly used means for calculating Medicaid rebate payments, so that its employees could calculate AMPs and best prices accurately.
(ii)    The United States also contends that King knowingly included inappropriate customers in its retail class of trade, which resulted in inaccurate calculations of AMPs.
(iii)    The United States contends that because of the knowing misconduct alleged in Sections (i) and (ii) above, certain of King’s AMP and best price calculations constituted “false records” within the meaning of 31 U.S.C. § 3729. The United States further contends that, by including such “false records” in its quarterly submissions to CMS, King failed to report accurately to CMS on a quarterly basis the AMPs and best prices, where applicable, for its pharmaceutical products, and to pay the corresponding proper amounts of Medicaid rebates resulting in an overall underpayment of Medicaid rebates for the relevant time period. Further, the United States contends that because of King’s knowing misconduct with respect to certain of its pharmaceutical products, King overcharged the PHS entities, failed to deliver accurate information to the VA and overcharged purchasers from the VA Federal Supply Schedule. The State Program States also contend that King failed to pay the proper State Program rebates, resulting in an overall underpayment of State Program rebates for the relevant time period.
(iv)    Accordingly, the United States contends that the activities alleged in Paragraph I (i) through (iii) rendered false the following claims or statements: (1) King’s reports to CMS of AMPs and best prices, and the related state invoices, for the pharmaceutical products listed in Attachment C for the 36 quarters from January 1, 1994, through December 31, 2002; (2) King’s charges to PHS entities for the pharmaceutical products listed in Attachment D for the period January 1, 1994, through December 31, 2002; and (3) King’s charges to VA Federal Supply Schedule customers for the pharmaceutical products listed in Attachment E for the period January 1, 1994, through December 31, 2002 and pricing and other information delivered to the United States in connection with its negotiation of and performance under its Federal Supply Schedule contract and the various amendments and modifications thereto. In addition, the State Program States contend that the activities alleged in Paragraph I (i) through (iii) rendered false King’s State Program invoices for the programs listed in Attachment B for the pharmaceutical products listed in Attachment F, for the period January 1, 1994, through December 31, 2002.
(v) All other conduct of King alleged in the Civil Action is also included in the “Covered Conduct.”
      J.   King represents: After King received an SEC subpoena regarding various matters, the Audit Committee of King's Board of Directors initiated an independent internal investigation.  When this investigation identified the deficiencies in King's AMP and best price methodologies described in Paragraph I, above, King's outside counsel retained KPMG, a nationally recognized accounting firm that, in part, specializes in health care and Medicaid reporting.  With KPMG's assistance, King undertook a comprehensive recalculation to determine the amount of King's underpayments under the Medicaid rebate program, underpayments under the State Programs, and overcharges to the PHS entities and Federal Supply Schedule customers.  King and KPMG began this recalculation by compiling a database of all King transactional data (including sales, rebates and chargebacks), government utilization, customer, contract and product data relevant to the calculation of AMP, best price, Medicaid unit rebate amounts and related PHS, Federal Supply Schedule and State Program calculations for the relevant period.  This data was compiled from sources that included King's sales, adjustment and chargeback records, records of amounts paid to purchasers and other payors, records of product utilization by, and rebates paid to, the state  Medicaid agencies and State Programs, contracts and other agreements with pharmaceutical product purchasers, and King's historical pricing records.  King and KPMG confirmed the completeness of the data they compiled by reconciling it to the net sales data in the general ledger trial balances underlying King's audited financial statements.  In addition, KPMG helped King to determine the appropriate class of trade for each of the purchasers of King's pharmaceutical products.
King further represents: It re-calculated the AMPs and best prices for its pharmaceutical products from January 1, 1998, through December 31, 2002. King compared the AMPs and best prices that it had originally reported to CMS with the re-calculated AMPs and best prices. This data is contained in a summary document prepared by King, known as the Medicaid variance report, which also identifies King’s total underpayment of Medicaid rebates for that period. According to King, all AMP and best price differences between what King originally reported to CMS and the corrected AMPs and best prices are reflected in the Medicaid variance report on a product and quarter basis. In addition, King prepared variance reports reflecting its overcharges from January 1, 1998, through December 31, 2002, to PHS entities and certain VA Federal Supply Schedule customers and its underpayments of rebates from January 1, 1998 through December 31, 2002 to the State Program States. In addition, King used the results of the recalculation for the 1998 to 2002 period to determine by extrapolation Medicaid, PHS, VA Federal Supply Schedule and State Program variances for all King products with utilization under the applicable program for the period from January 1, 1994 through December 31, 1997.
K.    King represents that it has performed the review and calculations and prepared the variance reports described in Paragraph J, above in good faith and that it believes that such calculations and variance reports are complete and accurate in all material respects. King acknowledges that the United States considered, among other things, the variance reports described in Paragraph J, above, and other information provided by King in its settlement of the Covered Conduct.
L.   The United States contends that it also has certain administrative claims, as specified in Paragraph 6, below, against King for the Covered Conduct.
M.  This Agreement is made in compromise of disputed claims. It is neither an admission of liability by King nor a concession by the United States that its claims are not well founded. King expressly denies the allegations of the United States and the relator as set forth herein and in the Civil Action and denies that it has engaged in any wrongful conduct in connection with the Covered Conduct. Neither this Agreement, its execution, nor the performance of any obligations under it, including any payments, nor the fact of the settlement, is intended to be, or shall be understood as, an admission of liability or wrongdoing, or other expression reflecting upon the merits of the dispute by King.

N.    To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the above claims, the Parties reach a full and final settlement pursuant to the Terms and Conditions below.
III. TERMS AND CONDITIONS
1.    King agrees to pay to the United States, the Plaintiff States, the Participating States, and the State Program States, collectively, $124,057,318, with interest accrued to the date that King makes the payment provided for in Paragraph 2, below  (the “Settlement Amount”). King has also agreed that this interest accrues at 3.75 percent per annum from July 1, 2005. The Settlement Amount shall constitute a debt immediately due and owing on the Effective Date of this Agreement (as defined in Paragraph 21, below).
2.    Of the Settlement Amount in Paragraph 1, above, King and the United States agree that the sum of $73,420,225, with accrued interest, shall represent the federal share of the Settlement Amount (the “Federal Settlement Amount”). The Federal Settlement Amount includes all amounts payable in respect of the federal share of the Medicaid Rebate Program, the VA Pricing Program and the PHS Drug Pricing Program. With respect to the first two programs, King agrees to make an electronic funds transfer of the Federal Settlement Amount in accordance with the written instructions to be provided by the Department of Justice. King agrees to make such transfer no later than ten business days following the Effective Date (as defined in Paragraph 21, below).
With respect to the PHS Drug Pricing Program, King agrees to transfer the portion of the Federal Settlement Amount payable to the PHS entities listed on Attachment G into a segregated bank account (the “PHS Settlement Account”) no later than ten business days following the Effective Date (as defined in Paragraph 21 below). As will be provided in written instructions from the United States, King will disburse the amount transferred into the PHS Settlement

Account to the individual PHS entities listed on Attachment G within thirty days following the Effective Date (as defined in Paragraph 21, below).
3.    Of the Settlement Amount in Paragraph 1, above, King, the Plaintiff States, the Participating States, and the State Program States (collectively, the “States”) have agreed that the sum of $50,637,093, with accrued interest as provided in Paragraph 1, above, shall represent the state share of the Settlement Amount (the “State Settlement Amount”). King agrees to transfer the State Settlement Amount in accordance with the provisions of the NAMFCU Agreement and the individual state settlement agreements referred to therein (the “State Settlement Agreements”).
4.    Subject to the exceptions in Paragraph 5, and subject to Paragraph 15, below (concerning bankruptcy proceedings commenced within 91 days of the Effective Date of this Agreement), and in consideration of the obligations of King set forth in this Agreement, the United States, on behalf of itself, its officers, agents, agencies, and departments, agrees fully and finally to release King, its past and present parents, corporate affiliates, divisions, and subsidiaries, and each of their predecessors, subsidiaries, successors and assigns (the “King Corporate Entities”), and, except as provided in Paragraph 5, below, their past and present directors, officers, agents and employees (together with the King Corporate Parties, the “King Released Parties”), from any civil or administrative monetary claim that the United States has or may have under the False Claims Act, 31 U.S.C. §§ 3729-3733, the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812, the Medicaid Rebate Statute, 42 U.S.C. § 1396r-8, the Drug Pricing Program, 42 U.S.C. § 256b, the Civil Monetary Penalties Law, 42 U.S.C. § 1320a-7a, § 603 of the Veterans Health Care Act of 1992, 38 U.S.C. § 8126, any statutory provision applicable to the programs in this Agreement for which the Civil Division, United

 States Department of Justice, has actual and present authority to assert and compromise pursuant to 28 C.F.R. Part 0, Subpart I, § 0.45(d) (1995), and common law claims, including claims for fraud, unjust enrichment, payment by mistake, or breach of contract, for the Covered Conduct.
5.    Notwithstanding any term of this Agreement, the United States specifically does not in this Agreement release King and the other King Released Parties from any and all of the following: (a) any criminal, civil, or administrative liability arising under Title 26, United States Code (Internal Revenue Code); (b) any criminal liability; (c) any liability to the United States (or any agencies thereof) for any conduct other than the Covered Conduct; (d) any liability based upon obligations created by this Agreement; (e) except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs; (f) any express or implied warranty claims or other liability for defective or deficient products and services provided by King; (g) any liability based on a failure to deliver items or services due; (h) any civil liability against individuals, if they have received written notification that they are the target of a “criminal investigation” (as defined in the U.S. Attorneys’ Manual), have been indicted, charged or convicted, or have entered into a plea agreement, in each case related to the Covered Conduct; and (i) except as expressly stated in this Agreement, any administrative liability against individuals, including current and former directors, officers, and employees of King and the other King Corporate Entities.
6.    In consideration of the obligations of King set forth in this Agreement and the Corporate Integrity Agreement (“CIA”) referred to in Paragraph 19, below, and incorporated by reference into this Agreement, subject to Paragraph 15, below (concerning bankruptcy proceedings commenced within 91 days of the Effective Date of this Agreement), and conditioned on payment of the Federal Settlement Amount, HHS-OIG agrees to release and refrain from instituting, directing or maintaining any administrative action seeking exclusion from the Medicare, Medicaid, or other Federal health care programs (as defined in 42 U.S.C. § 1320a-7b(f)) against King and each other King Corporate Entity under 42 U.S.C. § 1320a-7a (Civil Monetary Penalties Law), or 42 U.S.C. § 1320a-7(b)(7) (permissive exclusion for fraud, kickbacks, and other prohibited activities), for the Covered Conduct, except as reserved in Paragraph 5, above, and as reserved in this paragraph. HHS-OIG expressly reserves all rights to comply with any statutory obligations under 42 U.S.C. § 1320a-7(a) (mandatory exclusion) to exclude King from the Medicare, Medicaid, or other Federal health care program based upon the Covered Conduct. Nothing in this paragraph precludes HHS-OIG from taking action against entities or persons, or for conduct and practice, for which claims have been reserved in Paragraph 5, above.
7.    The United States will file a motion to dismiss the federal count of the Civil Action promptly following execution of this Agreement; however, the motion will provide that dismissal with prejudice will not occur until King has transferred the applicable portions of the Federal Settlement Amount to the United States and into the PHS Settlement Account, as described in Paragraph 2, above.
8.    King waives and will not assert any defenses King may have to any criminal prosecution or administrative action relating to the Covered Conduct that may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Agreement bars a remedy sought in such criminal prosecution or administrative action. Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue laws, Title 26 of the United States Code.
9.    King, on behalf of itself and the other King Corporate Entities, fully and finally releases, waives, and discharges the United States, its agencies, employees, servants, and agents from any claims (including attorneys’ fees, costs and expenses of every kind and however denominated) which King or any other King Corporate Entity has asserted, could have asserted, or may assert in the future against the United States, its agencies, employees, servants, and agents, related to or arising from the United States’ investigation and prosecution of the Covered Conduct.
10.    The Settlement Amount that King must pay pursuant to this Agreement shall not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicaid program payor, or any State payor, or any other government payor; and, if applicable, King agrees not to resubmit to any Medicaid program, state payor, or any other government payor any previously denied claims, which denials were based on the Covered Conduct, and agrees not to appeal any such denials of claims.
11.    King agrees to the following:
a.    Unallowable Costs Defined: that all costs (as defined in the Federal Acquisition Regulation, 48 C.F.R. § 31.205-47, and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. §§ 1395-1395ggg and 1396-1396v, and the regulations and official program directives promulgated thereunder) incurred by or on behalf of King or any other King Released Party in connection with the following shall be “unallowable costs” on government contracts and under the Medicare Program, Medicaid Program, TRICARE Program, and Federal Employees Health Benefits Program (“FEHBP”): (1) the matters covered by this Agreement; (2)

the United States’ audit and civil investigation of the matters covered by this Agreement; (3) King’s investigation, defense, and corrective actions undertaken in response to the United States’ audit and civil investigation in connection with the matters covered by this Agreement (including attorneys’ fees); (4) the negotiation and performance of this Agreement; (5) the payment King makes to the United States pursuant to this Agreement and any payments that King may make to the relator, including costs and attorneys’ fees; and (6) the negotiation of, and obligations undertaken pursuant to the CIA to: (i) retain an independent review organization to perform annual reviews as described in Section III of the CIA; and (ii) prepare and submit reports to the OIG-HHS. Nothing, however, in Subparagraph a(6) of this paragraph affects the status of costs that are not allowable based on any other authority applicable to King.
b.    Future Treatment of Unallowable Costs: These unallowable costs shall be separately determined and accounted for by King, and King shall not charge such unallowable costs directly or indirectly to any contracts with the United States or any state Medicaid program, or seek payment for such unallowable costs through any cost report, cost statement, information statement, or payment request submitted by King or any of its subsidiaries or affiliates to the Medicare, Medicaid, TRICARE, or FEHBP Programs.
c.    Treatment of Unallowable Costs Previously Submitted for Payment: King further agrees that within 90 days of the Effective Date of this Agreement, it shall identify to applicable Medicaid, State, and VA fiscal agents, any unallowable costs (as defined in this paragraph) included in payments previously sought from the United States, or any State Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by King or any of its subsidiaries or affiliates, and shall request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs.  King agrees that the United States, at a minimum, shall be entitled to recoup from King any overpayment plus applicable interest and penalties as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements, or requests for payment.
Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by King or any of its subsidiaries or affiliates on the effect of inclusion of unallowable costs (as defined in this paragraph) on King or any of its subsidiaries or affiliates’ cost reports, cost statements, or information reports.
d.    Nothing in this Agreement shall constitute a waiver of the rights of the United States to audit, examine, or re-examine King’s books and records to determine that no unallowable costs have been claimed in accordance with the provisions of this paragraph.
12.    This Agreement is intended to be for the benefit of the Parties only, and, except to the extent expressly provided in Paragraph 13, below, by this instrument the Parties do not release any claims against any other person or entity other than King and the other King Released Parties.
13.    King agrees that it shall not seek payment for any of the monies owed under this Agreement from any health care beneficiaries or their parents, sponsors, legally responsible individuals, or third-party payors. King waives any causes of action against these beneficiaries or their parents, sponsors, legally responsible individuals, or third party payors based upon the claims for payment covered by this Agreement. Nothing in this Paragraph 13 shall affect King’s rights to recover amounts due under agreements with non-governmental third parties, including sellers and manufacturers of pharmaceutical products to whom King previously has paid royalties, co-promotion fees or other amounts determined directly or indirectly by reference to the net sales of King’s products.
14.    King expressly warrants that it has reviewed its financial situation and that it is currently solvent within the meaning of 11 U.S.C. §§ 547(b)(3) and 548(a)(1)(B)(ii)(I), and that it is not aware of any reasonably foreseeable circumstances under which it would not remain solvent following payment of the Settlement Amount. Further, the Parties expressly warrant that, in evaluating whether to execute this Agreement, they (a) have intended that the mutual promises, covenants, and obligations set forth in this Agreement constitute a contemporaneous exchange for new value given to King, within the meaning of 11 U.S.C. § 547(c)(1); and (b) conclude that these mutual promises, covenants, and obligations do, in fact, constitute such a contemporaneous exchange. Further, the Parties warrant that the mutual promises, covenants, and obligations set forth herein are intended and do, in fact, represent a reasonably equivalent exchange of value which is not intended to hinder, delay, or defraud any entity to which King was or became indebted to on or after the date of this transfer, within the meaning of 11 U.S.C. § 548(a)(1).
15.    If within 91 days of the Effective Date of this Agreement or of any payment made hereunder, King commences, or a third party commences, any case, proceeding, or other action under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, (a) seeking to have any order for relief of King’s debts, or seeking to adjudicate King as bankrupt or insolvent; or (b) seeking appointment of a receiver, trustee, custodian, or other similar official for King or for all or any substantial part of King’s assets, King agrees as follows:

a.    King’s obligations under this Agreement may not be avoided pursuant to 11 U.S.C. §§ 547 or 548, and King will not argue or otherwise take the position in any such case, proceeding, or action that: (i) King’s obligations under this Agreement may be avoided under 11 U.S.C. §§ 547 or 548; (ii) King was insolvent at the time this Agreement was entered into, or became insolvent as a result of the payment of the Settlement Amount; or (iii) the mutual promises, covenants, and obligations set forth in this Agreement do not constitute a contemporaneous exchange for new value given to King.
b.    If King’s obligations under this Agreement are avoided for any reason, including, but not limited to, through the exercise of a trustee’s avoidance powers under the Bankruptcy Code, the United States, at its sole option, may rescind the releases in this Agreement, and bring any civil and/or administrative claim, action, or proceeding against King for the claims that would otherwise be covered by the releases provided in Paragraphs 4 and 6, above. King agrees that (i) any such claims, actions, or proceedings brought by the United States (including any proceedings to exclude King from participation in Medicare, Medicaid, or other Federal health care programs) are not subject to an “automatic stay” pursuant to 11 U.S.C. § 362(a) as a result of the action, case, or proceeding described in the first clause of this paragraph, and that King will not argue or otherwise contend that the United States’ claims, actions, or proceedings are subject to an automatic stay; (ii) King will not plead, argue, or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel, or similar theories, to any such civil or administrative claims, actions, or proceeding which are brought by the United States within 90 calendar days of written notification to King that the releases have been rescinded pursuant to this paragraph, except to the extent such defenses were available on the Effective Date; and (iii) King will not contest the United States’ assertion that it has a valid claim against King in the amount of $186,085,977 and which may be subject to penalties of $5,000 to $10,000 for each false claim submitted to an agency of the United States or caused to be submitted to an agency of the United States, and the United States may pursue its claim in the case, action, or proceeding referenced in the first clause of this paragraph, as well as in any other case, action, or proceeding.
c.    King acknowledges that its agreements in this paragraph are provided in exchange for valuable consideration provided in this Agreement.
16.    Each party to this Agreement shall bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.
17.    King represents that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.
18.    This Agreement is covered by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute arising between and among the Parties under this Agreement shall be the United States District Court for the Eastern District of Pennsylvania, except that disputes arising under the CIA incorporated herein by reference shall be resolved exclusively through the dispute resolution provisions set forth in the CIA.
19.    King has entered into the CIA with HHS-OIG, attached as Attachment H, which is incorporated by reference into this Agreement. King will immediately upon the execution of the CIA begin to implement its obligations under the CIA.
20.    The undersigned King signatories represent and warrant that they are authorized by their respective Boards of Directors to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their official capacities and they are authorized to execute this Agreement through their respective agencies and departments.

21.    As used in this Agreement, the “Effective Date” shall mean the first business day on which the later of the following events shall have taken place: (1) this Agreement has been fully executed by all the Parties; and (2) the district court has granted the motion to dismiss described in Paragraph 7 of this Agreement and has entered an appropriate order.
22.    The Parties acknowledge that their respective rights and obligations under this Agreement are not dependent upon the consummation of the NAMFCU Agreement or the State Settlement Agreements, including in the event that such other agreements do not receive any required court approval. Notwithstanding anything herein to the contrary, King’s obligation to pay the State Settlement Amount, or any individual State’s share thereof, shall arise only under the NAMFCU Agreement and the State Settlement Agreements, and this Agreement shall not create any presumption that King has any liability to any state, or as to the amount of any such liability that may be found to exist.
23.    King contends that beginning with its calculations and reports for products utilized in the first quarter of 2003 it has been calculating and reporting AMP for its pharmaceutical products using a methodology that has resulted in it overpaying its quarterly rebates to Medicaid and to state rebate programs. Nothing in this Agreement shall limit King’s right to pursue recovery of any overpayments that may have resulted from its use of this methodology from the United States, the state Medicaid agencies or the state rebate programs, and nothing in this Agreement shall limit the right of the United States or any state Medicaid agency or rebate program to contest any such recovery.
24.    This Agreement shall be binding on all successors, transferees, heirs, and assigns to the Parties.

25.    This Agreement, together with the CIA incorporated by reference, constitutes the complete agreement between the Parties with regard to the Covered Conduct. This Agreement may not be amended except by written consent of the Parties, except that the CIA may be modified with only the mutual written consent of King and HHS-OIG.
26.    This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement. Facsimiles of signatures shall constitute acceptable binding signatures for purposes of this Agreement.
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THE UNITED STATES OF AMERICA

DATED: 10/31/05	BY: /s/ Patrick L. Meehan PATRICK L. MEEHAN United States Attorney
DATED: 10/31/05	BY: /s/ Virginia A. Gibson VIRGINIA A. GIBSON Assistant United States Attorney Chief, Civil Division
DATED: 10/31/05	BY: /s/ Barbara Rowland BARBARA ROWLAND Assistant United States Attorney
DATED: 10/25/05	BY: /s/ Sanjay Bhambhani SANJAY BHAMBHANI Trial Attorney United States Department of Justice - Civil Division, Commercial Litigation, Fraud Section
DATED: 10/28/05	BY: /s/ Lewis Morris LEWIS MORRIS Chief Counsel to the Inspector General Office of Inspector General United States Department of Health and Human Services

KING PHARMACEUTICALS, INC.
MONARCH PHARMACEUTICALS, INC.

DATED: 10/31/05	BY: /s/ Brian A. Markison EXECUTIVE SIGNATORY King Pharmaceuticals, Inc.
DATED: 10/318/05	BY: /s/ Brian A. Markison EXECUTIVE SIGNATORY Monarch Pharmaceuticals, Inc.
DATED: 10/31/05	BY: /s/ Marc Rosenberg MARC ROSENBERG, ESQ. Cravath, Swaine & Moore LLP

Attachment A

King Pharmaceuticals of Nevada, Inc.
King Pharmaceuticals Research and Development, Inc.
Gentrac, Inc.
JMI-Daniels, Inc.
Meridian Medical Technologies, Inc.
Brunswick Biomedical Investment Corporation
STI International Limited
Meridian Medical Technologies Limited
Monarch Pharmaceuticals, Inc.
Monarch Pharmaceuticals of Ireland Limited
Parkedale Pharmaceuticals, Inc.
Jones Pharma Incorporated
Daniels Pharmaceuticals, Inc.

Attachment B

California ADAP
California COHS
California FPACT
California Unknown
Connecticut ADAP
Connecticut PACE
Connecticut SAGA
Connecticut Unknown
Delaware PA
Delaware SRP
Delaware Unknown
Florida Senior Rx
Indiana AIM
Indiana Unknown
Maine ADAP
Maine ERP
Maine LCDE
Maine Unknown
Maryland KDP
Maryland PAP
Maryland Unknown
Massachusetts ACH
Massachusetts DEL
Massachusetts SPP
Massachusetts Unknown
Minnesota ADAP
Minnesota PDP
Minnesota SD
Minnesota Unknown
Missouri ADAP
Missouri Senior Rx
Montana Unknown
New Jersey ADAP
New Jersey ADRP
New Jersey PAAD
New Jersey SG
New Jersey Unknown
New York ADAP
New York DS
New York EAC
New York EPIC
New York HHR
New York HR
New York MDP
New York Unknown
North Carolina Unknown

Oregon ADAP
Pennsylvania ESRD
Pennsylvania GA
Pennsylvania PACE
Pennsylvania PB
Pennsylvania Unknown
Rhode Island PAE
Rhode Island Unknown
Texas CHIP
Texas CIDC
Texas CSHCN
Texas KH
Utah ADAP
Vermont Script
Wisconsin CD
Wisconsin SC 200
Wisconsin Unknown
Wyoming ADAP
Wyoming MMP

Attachment C
ACETAMINOPHEN
ADRENALIN
ALTACE
AMANTADINE
ANEXSIA
ANUSOL
APLISOL
AVC
BARIUM
BICILLIN
BREVITAL
BROMPHEN
BROMPHENIRAMINE
CHLORAMPHENICOL
CHLOROMYCETIN
CODEINE
COLY-MYCIN
CORGARD
CORTISPORIN
CORZIDE
CYTOMEL
DELESTROGEN
DRIZE-R
ENDAGEN
FLORINEF
FLUOGEN
FLUPHENAZINE
GUAIFENESIN
HCBT/APAP
HISTOPLASMIN
HUMATIN
HYDROCODONE
HYDROCORTISONE
KEMADRIN
KETALAR
KETAMINE
KGDAL
KGFED
KGHIST
LEVOXYL
LORABID
MANTADIL
MENEST
MONAFED
MORPHINE
NASABID

NEOPOLYMYXIN
NEOSPORIN
NORDETTE
NUCOFED
ORTHO-PREFEST
OTOCAIN
OXYCODONE
PAPAVERINE
PEDIOTIC
PENICILLIN
PHENIRAMINE
PHENOBARBITAL
PHENTERMINE
PITOCIN
PITRESSIN
POLYSORIN
POLYSPORIN
PROCANBID
PROCTOCORT
PROLOPRIM
QUIBRON
SEPTRA
SILVADENE
TAPAZOLE
THALITONE
THEREVAC
THIOMALATE
THROMBIN
THYROID
TIGAN
TUSSEND
TUSSIGON
TUSSIN
VANEX
VIRA-A
VIROPTIC
WYCILLIN

Attachment D

ACETAMINOPHEN
ADRENALIN
ALTACE
AMANTADINE
ANEXSIA
ANUSOL
APLISOL
AVC
BARIUM
BICILLIN
BREVITAL
BROMPHEN
BROMPHENIRAMINE
CHLORAMPHENICOL
CHLOROMYCETIN
CODEINE
COLY-MYCIN
CORGARD
CORTISPORIN
CORZIDE
CYTOMEL
DELESTROGEN
DRIZE-R
ENDAGEN
FLORINEF
FLUOGEN
FLUPHENAZINE
GUAIFENESIN
HCBT/APAP
HISTOPLASMIN
HUMATIN
HYDROCODONE
HYDROCORTISONE
KEMADRIN
KETALAR
KETAMINE
KGDAL
KGFED
KGHIST
LEVOXYL
LORABID
MANTADIL
MENEST
MONAFED
MORPHINE
NASABID

NEOPOLYMYXIN
NEOSPORIN
NORDETTE
NUCOFED
ORTHO-PREFEST
OTOCAIN
OXYCODONE
PAPAVERINE
PEDIOTIC
PENICILLIN
PHENIRAMINE
PHENOBARBITAL
PHENTERMINE
PITOCIN
PITRESSIN
POLYSORIN
POLYSPORIN
PROCANBID
PROCTOCORT
PROLOPRIM
QUIBRON
SEPTRA
SILVADENE
TAPAZOLE
THALITONE
THEREVAC
THIOMALATE
THROMBIN
THYROID
TIGAN
TUSSEND
TUSSIGON
TUSSIN
VANEX
VIRA-A
VIROPTIC
WYCILLIN

Attachment E
ACETAMINOPHEN
ADRENALIN
ALTACE
AMANTADINE
ANEXSIA
ANUSOL
APLISOL
AVC
BARIUM
BICILLIN
BREVITAL
BROMPHEN
BROMPHENIRAMINE
CHLORAMPHENICOL
CHLOROMYCETIN
CODEINE
COLY-MYCIN
CORGARD
CORTISPORIN
CORZIDE
CYTOMEL
DELESTROGEN
DRIZE-R
ENDAGEN
FLORINEF
FLUOGEN
FLUPHENAZINE
GUAIFENESIN
HCBT/APAP
HISTOPLASMIN
HUMATIN
HYDROCODONE
HYDROCORTISONE
KEMADRIN
KETALAR
KETAMINE
KGDAL
KGFED
KGHIST
LEVOXYL
LORABID
MANTADIL
MENEST
MONAFED
MORPHINE
NASABID

NEOPOLYMYXIN
NEOSPORIN
NORDETTE
NUCOFED
ORTHO-PREFEST
OTOCAIN
OXYCODONE
PAPAVERINE
PEDIOTIC
PENICILLIN
PHENIRAMINE
PHENOBARBITAL
PHENTERMINE
PITOCIN
PITRESSIN
POLYSORIN
POLYSPORIN
PROCANBID
PROCTOCORT
PROLOPRIM
QUIBRON
SEPTRA
SILVADENE
TAPAZOLE
THALITONE
THEREVAC
THIOMALATE
THROMBIN
THYROID
TIGAN
TUSSEND
TUSSIGON
TUSSIN
VANEX
VIRA-A
VIROPTIC
WYCILLIN

Attachment F

ACETAMINOPHEN
ADRENALIN
ALTACE
AMANTADINE
ANEXSIA
ANUSOL
APLISOL
AVC
BARIUM
BICILLIN
BREVITAL
BROMPHEN
BROMPHENIRAMINE
CHLORAMPHENICOL
CHLOROMYCETIN
CODEINE
COLY-MYCIN
CORGARD
CORTISPORIN
CORZIDE
CYTOMEL
DELESTROGEN
DRIZE-R
ENDAGEN
FLORINEF
FLUOGEN
FLUPHENAZINE
GUAIFENESIN
HCBT/APAP
HISTOPLASMIN
HUMATIN
HYDROCODONE
HYDROCORTISONE
KEMADRIN
KETALAR
KETAMINE
KGDAL
KGFED
KGHIST
LEVOXYL
LORABID
MANTADIL
MENEST
MONAFED
MORPHINE
NASABID

NEOPOLYMYXIN
NEOSPORIN
NORDETTE
NUCOFED
ORTHO-PREFEST
OTOCAIN
OXYCODONE
PAPAVERINE
PEDIOTIC
PENICILLIN
PHENIRAMINE
PHENOBARBITAL
PHENTERMINE
PITOCIN
PITRESSIN
POLYSORIN
POLYSPORIN
PROCANBID
PROCTOCORT
PROLOPRIM
QUIBRON
SEPTRA
SILVADENE
TAPAZOLE
THALITONE
THEREVAC
THIOMALATE
THROMBIN
THYROID
TIGAN
TUSSEND
TUSSIGON
TUSSIN
VANEX
VIRA-A
VIROPTIC
WYCILLIN

Attachment G

Abbeville County Health Dept
Access Community Health Network
Addison County Health Dept
Adult & Child Health (cab For Hlth
Adventist Majuro Hospital
Adventist Majuro Hospital
Aids Arms Inc
Aids Healthcare Foundation
Aids Healthcare Foundation
Aids Healthcare Foundation
Aids Healthcare Foundation
Akron Health Department
Ala D/H Cherokee County/TB
Ala D/H Dallas Cty/TB
ALA D/H Greene Cty/TB
Ala D/H Lee County/TB
Ala D/H Monroe Cty/TB
Alamance County Hospital
Alameda - Eastmont Wellness Center
Alameda - Hayward Health Center
Alameda - Newark Health Center
Alameda Co Dept of Health
Alameda County Medical Center
Albany Cty Mntl Hlth Clinic
Alexander Co Health Dept
Alexander, Vicki Ann MD
Alexandria Health Department Pharma
Allegany County Health Dept
Allen County Health Dept
Allentown Bureau of Health
Alma Illery Medical Center
Ammonoosuc Community Hlth Svs
Anchorage Neighborhood Health Cl
Anchorage Neighborhood Health/
Andrew County Health Dept
Angle, Marcia A MD
Anne Arundel County Government
Anson Cty Health Department
Antonio Delacruz
Appalachia Health District
Appalachian District Health Departm
Arasu, Gopinath MD
Area Health Development Board, Inc.
Arizona Dept of Health Serv, STD Section
Arkansas Dept. of Health
Arlington Comm Clin Pharmacy

Arsenal Health Center A/B/of
Aschc Inc Pharmacy of
Ashe County Health Department
Atlantic City Med Ctr Pharm
Atlantic City Medical Center
Atlantic Medical Center, Inc
Atlanticare Medical Center
Audrain County Health Unit
Aurora Sinai Medical Center, Inc.
Autauga County Health Dept.
Bacon, Janice E MD
Baldwin Co Health Department
Baldwin Co. Health Dept
Baltimore City Health Dept
Baltimore City Hlth Dept Cshs
Baltimore City Hlth Dept DFHC
Baltimore Medical System, Inc.
Barbour County Health Dept
Barbour County Health Dept.
Barnes Kasson Hospital
Barnwell Co Health Department
Barnwell County Health Dept
Barnwell County Health Dept.
Barren River District
Barringer Pharmacy
Barringer Pharmacy
Barry County Health Dept
Barton County Health Dept
Bashas’ United Drug, #55 (contracted pharmacy)
Bates County Health Department
Bay Medical Center
Beaufort County Health Dept
Beaufort County Health Dept.
Beaufort-Jasper Comp Health
Behaviorial Health Center
Bellevue Hospital Center - Hhc
Benjamin, Robert Aaron MD
Bentaubgeneralhospital
Benton County Health Dept
Benton-Franklin Dist Hth Dept
Berkeley Vd Health Clinic
Bernalillo County Sw Hlth Fld
Bertie County Health Dept
Bexar County Hospital District
Bibb County TB Program
Birmingham Dept of Health

Blackburn Community Hlth Ctr
Bladen County Health Departmen
Blanchard, Patricia S NP
Blount Co Health Department
Blue Ridge Medical Center, Inc.
Bluitt-Flowers Health Center
Bollinger County Health Ctr
Bond Community Health Center
Boston Health Care For The Homeless
Boston Medical Center
Boston Medical Center - Newton Stre
Boston Medical Center Intptn
Bowling Green Warren Co Hlth C
Boydton Medical Center
Boydton Medical Center
Brackenridge Hospital
Brackenridge Hospital
Brackenridge Hospital Phcy
Brexton Chase MD Office
Broadlawns Medical Center
Broadlawns Medical Center
Brooks Pharmacy 335
Broome County Health Dept
Broward Chd
Broward Co Health Department
Broward County Health Department
Brunswick Co Health Dept Ncstd
Brunswick Co Health Dept-FP
Bullet County Health Department
Bullock County Health Dept.
Burgess Health Center
Butler Co Health Department
Buttonwillow Health Center
Cabarrus Health Alliance
Cabarrus Health Alliance
Caldwell Co Health Department
Caldwell County Health Department
Calhoun County Health Dept.
Cambridge Heatlh Alliance Abo
Camden On Gauley Med Ctr, Pharm
Camuy Health Services, Inc
Camuy Health Services, Inc
Cantner’s Drug Store
Canyonlands Health Care
Capitol Diaylsis
Carolina Medical Center Northpark Pharmacy

Carolinas Medical Center
Carolinas Medical Center
Carolinas Medical Center
Carolyn Stith Clinic Pharmacy
Carpenter, S Gayle Do
Carroll, John R MD
Cass County Health Dept
Cassandra Beatty, M.D.
Castaner General Hospital, Inc
Caswell County Health Dept.
Catahoula Parish Medical Ctr
Catawba County Health Dept
Cdt Playa
Cent.de Servicios Prim.de Salud
Center For Mental Health Pharmacy
Centerville Clinics Inc
Central Florida Health Care
Central Florida Healthcare
Central Georgia Medical Ctr
Central North Alabama Health Servic
Centro De Salud De Lares
Centro De Salud Familiar
Centro De Salud Familiar
Centro Salud Familiar
Cermak Health Services
Chamber County Health Dept
Chambers County Health Dept
Chang, Carlos Felipe MD
Channel Medical Center Phmcy
Channel Pharmacy
Charles County Health Dept.
Charles Davis
Charles Drew Health Center
Charles Drew Health Center
Charles, Ronald A MD
Charleston Co Health Departmen
Charleston Co.Health Dept.
Charleston Memorial Hospital
Charleston Memorial Hospital
Chatham County Health Dept
Chautauqua Co Health Dept
Chemist Shop (contracted pharmacy)
Chesterfield County Health Dept
Chesterfield County Health Dept.
Childrens Hospital Pharmacy
Chilton Co Health Department

Chiricahua Community Health Ce
Choctaw Co Health Department
Choptank Community Health
Choptank Community Health Caroline
Chowan County Health Dept
Christopher, Kim L Np
Christus - St. Michael Health Syste
Christus Spohn Memorial Hosp
Chu, Michael M A MD
Church Health Center
Ciales Primary Health Care
Citizen Health Corp Phcy
City of Baltimore
City of Chicago, Department of Proc
City of Detroit Health Department
City of Long Beach Health Dept
City of Saint Louis
City of Toledo, Dept of Hlth
City-County Health Dept.
Clackamas County Public Health
Clarian Health Partners, Inc.
Clark County Health Dept
Clark County Health District
Clarke County Health Dept - TB
Clay Co. Health Department
Clay County Health Department
Clay County Health Department
Cleburne Co Health Department
Cleveland Clinic Pharmacy
Clinch River Pharmacy
Clinica Adelante-buckeye
Clinica Campesina
Clinica Compesina Family Health
Clinica Msr Oscar A Romero
Clinicas De Salud Del Pueblo
Cloud County Health Department
Cloverfork Clinic
Cmc Biddle Point Pharmacy
Cmc Myers Park Pharmacy
CMC Myers Park Pharmacy
Cmc-biddle Point
Cmc-north Park
Coastal Family Health Center
Coastal Family Hlth Center
Coats, Rebecca A MD
Coconino County Public Health

Coffee County Health Dept.
Coh-Health & Human Services
Colbert County Health Dept.
Cole County Health Dept
Colleton County Home Health - Sc Dh
Collier Health Services Inc
Collier Health Services, Inc
Columbia Basin Health Assoc
Columbia Basin Health Association
Columbia Health Center
Columbia Valley Community Hlth
Columbine Family Health Ctr
Columbine Family Health Ctr
Columbus Ambulatory Healthcare Serv
Columbus County Health Dept
Columbus Neighborhood Health
Columbus Northeast Health Cntr
Colusa County Health Dept
Comm Hlth And Soc Svcs (chass)
Commonwealth of Puerto Rico
Communicable/HIV Drugs
Communicable/Immunizations
Communicable/STD Drugs
Community Care Pharmacy
Community Health Care
Community Health Care, Pharmac
Community Health Center
Community Health Center
Community Health Centers
Community Health Centers
Community Health Centers, Inc
Community Health Foundation
Community Health Improvement C
Community Health of S. Dade, Inc
Community Health of South Dade
Community Health of South Dade
Community Health Partners
Community Health Pharmacy
Community Health Services Inc
Community Hlth Svcs Pharmacy
Community Medical Center
Comprecare Health Center Pharm
Comprehensive Health Ctr, Inc
Comprehensive Health Pharmacy
Concilio De Salud Integral De
Concilio De Salud Integral De

Conecuh County Health Department Cl
Constant Care Clinic Pharmacy
Contra Costa Regional Medical
Cook County HIV Primary Care
Cook County Hospital
Cook County Hospital Pharmacy
Cooper County Nursing Service
Coosa Health Department
Cornerstone Medical Center
Corp Serv Integrales De Salud
Corp Serv Integrales De Salud
Corp Serv Integrales De Salud
Corp Serv Integrales De Salud
Corp Serv Integrales De Salud
Corp Serv Integrales Salud, In
Corp Serv Interales De Salud
Corp Servicios Integrales De
Corp Servicios Integrales De
Corporacion De Servicios
Correctional Health Services Pharma
Cossma-corp.de Salud A Migrantes
Cottage Corner Community
Cottage Corner Health
Coughlin, Brenda Marie W MD
Country Doctor Community Clini
Country Doctor Community Clini
County of Humbolt
County of Santa Cruz
County of Santa Cruz Hlth Svc
Covington Co Health Dept.
Cowley County Health Dept.
Craig, Allen Scott MD
Craig’s Drug Store Inc
Crater Health District Pharmacy
Craven County Health Department
Crawford County Memorial Hospital
Crawford County Public Health
Crenshaw Co Public Health Dept
Crook County Health Dept
Cross Timbers Health Clinics,inc
Crozer-chester Medical Center
Crusaders Central Clinic Assoc
Crusaders West End Pharmacy
Crusaders West End Pharmacy
Crusaders West End Pharmacy
Crusaders West End Pharmacy

Cullman Co. Health Dept.
Cumberland County Health Dept.
Cumberland Hospital - Hhc
Curry County Health Dept
CVS Procare Pharmacy #2921 (contracted pharmacy)
D A W Inc
Dale Co Health Department
Dallas Co Health Dept
Dallas Co Health Dept
Dallas County Health Dept
Dallas County Health Dept
Dare County Health Dept
Darren Matchell, M.D.
Daughters of Charity Community
Dave’s Eagle Super Market, Inc
David Powell Clinic Pharmacy
Davidson County Health Dept
Daviess County Health Dept.
De La Torre, Laura Elias MD
Decatur County Health Dept
Deharo-Saldivar Health Ctr
Dekalb Co Health Department
Dekalb County Board of Health
Delta Community Hlth Ctr, Inc
Delta County Health Dept
Dent County Health Department
Denver Health Medical Center
Department of Health
Department of Health Services
Department of Public Health
Dept of Health Services,human Res C
Dept of Public Health - CT
Deschutes County Health Dept
Detroit Receiving & University Heal
Dhr District 7 - West Central Hlth
Dhr District 7- Columbus Health Dept
Dhr District 8, Unit 2
Dhr District 9, Unit 3
Di Lillo, Louis MD
Dickson County Health Dept
Diego, Silvia Margarita MD
District Health Dept # 4
Doctor’s Choice Pharmacy, Inc
Dolores County Health Assoc
Dooley, Parker C MD
Dover Health Center

Downtown Health Plaza
Downtown Health Plaza
Dr Gajewski Pharmacy/erie County
Duke University Medical Center
Duplin County Health Departmen
Durham County Health Dept Pharmacy
Dutchess County Health Dept.
Duval County Dept of Hlth-
Duval County Health Department
Duval County Public Health
E & W Perlman Ambulatory Care
E Valley Community Health Cent
Earl K Long Medical Center
East Arkansas Family Hlth Cntr
East Boston Neighborhood Health
East Dallas Health Center
East Metro Health District
East New York Diagnostic & Treatmen
Eastside Health Center Phcy
Eau Claire Cooperative Health Cente
Ebeye Hospital
Econo Drug (contracted pharmacy)
Edgecombe County Health Department
Edisto Health District
Edward Roybal Chc
El Rio Santa Cruz Neighborhood
Ellis Fischel Outpatient Pharmacy
Ellsworth County Health Dept.
Elmhurst Hospital Center - Hhc
Elmore Co Health Department
Elson Student Health Center
Elson Student Health Center
Erich Pessl, M.D.
Erie Co. Home And Infirmary
Erie County Dept. of Health
Erie County Health Department
Erie County Health Dept.
Erie County Medical Center
Erie County Medical Center
Erlanger Medical Center
Escambia Co. Public Hlth Dept
Escambia County Health Dept
Escondido Community Clinic
Estill Co Health Dept
Etowah Co Health Department
Etowah Qualit of Life Council

Evening Family Planning Clinic
Excelth Network Central City
Excelth, Inc. - Florida/desire
Fagan, Timothy C MD
Fairfax County Health Dept Ph
Fairmont Hospital Pharmacy
Family & Medical Counseling
Family And Medical Counseling
Family Health and Social
Family Health Center
Family Health Center Abo
Family Health Center Pharmacy
Family Health Centers of San Diego
Family Health Network
Family Health of North Ms
Family Health Pharmacy
Family Health Pharmacy
Family Health Pharmacy
Family Health Pharmacy
Family Healthcare Network
Family Hlth Ctr Phcy Inc
Family Med
Family Medical Clinic Phamacy
Family Medical Practice
Family Medicine Pharmacy
Family Pharmacy Inc
Family Planning Council of
Family Practice Pharmacy Abo
Family Practice Pharmacy, Und
Farmacias Plaza #3 (contracted pharmacy)
Farthing, Charles F MD
Fayette County Health Dept
Fayette County Health Dept.
Fenway Community Health Center
Fenway Community Health Center, Inc
Finney County Health Dept.
First Choice Community Health
First Choice Family Health Car
First choice s. Valley clinic
First Choice/Smith’s 429
First Choice/Smith’s 571 (contracted pharmacy)
Florence Hill Ambulatory Healthcare
Florida Community Health Ctrs
Florida Department of Health
Florida Hlth Sciences Ctr Inc
Foote Hlth Center Pharmacy

Foote Hospital Health Center Pharma
Forest Manor Adolescent Clinic
Forest Manor Comm Health Ctr
Forrest General Hospital
Forrest General Hospital Homecare/h
Forsyth Co. Dept. of Public Health
Fort Bend Family Health Center
Foster Drug Inc (contracted pharmacy)
Franklin C Fetter Family
Franklin Co. Health Dept
Franklin County Health Department
Franklin County Health Dept
Franklin County Health Dept.
Franklin Health Center
Franklin Memorial Hlth Ctr, In
Franklin Primary Health Center
Franklin Primary(Use Acct#5021
Free Medical Clinic of
Fresno County Purchasing
Friend Family Health Center
Froedtert Clinic Pharmacy
Froedtert Hosp Main Opd Phcy
Froedtert Hosp/Outpat Phar #1
Fry, Alison Michelle MD
Fulton-dekalb Hosp Auth: Grady Infe
G A Carmichael Family Hlth Ctr
Ga Charmichael Family Hlth Ctr
Ga Mountains Community Service
Galasso, Philip J MD
Gardner Family Health Network
Garland Health Center
Gasconade County Health Dept.
Gaston County Health Department
Gateway Community Health
Geiger/Gibson Health Ctr
Geiger/Gibson Health Ctr
Geisert, Cathy Ann MD
Genesee Hospital
Geneva Co Health Dept.
Georgia DW Public Health
Georgia Tuberculosis Center
Gila Bend Primary Care
Gilbert, Cathy Ann MD
Gogu, Sudhir R Do
Golden Valley Health Center
Golden Valley Health Center

Golden Valley Health Center
Golden Valley Health Center
Golden Valley Health Center
Gotchel, Richard MD
Grace Hill
Grady Health East Point
Grady IDP Health System
Grady Memorial Hospital
Grady Memorial Hospital
Grady Memorial Hospital
Grady Memorial Outpatient Pharmacy
Grant Co. Health Dept.
Grant County Health Department
Granville-Vance Dist Hlth Dept
Grassy Creek Hlth Center Phcy
Grassy Creek Pharmacy
Great Brook Valley Health Center
Greater Meridan Health Clinic
Greater Meridian Health Clinic
Greater Meridian Health Clinic
Greater New Bedford Community
Green Co Health Department
Greene County Health Dept
Greene County Health Dept
Greene Rural Health Center
Greenup County Health Departme
Greenville Co Health Dept
Greenwood Leflore Hospital
Grundy County Health Dept
Guilford Co Hlth Dept Pharm-wendove
Gulf Coast Health Center
Gurabo Community Health Center
Gwinnett County Health Department
Hackley Pharmacy
Hadden, David M MD
Haines Medical Center
Hale County Health Dept.
Hamilton County Health Dept.
Hamilton County TB Control
Hamlin Pharmacy Inc
Hammond Developmental Center
Hampton Health Department Pharmacy
Hannahville Indian Community
Harbor Health Services Inc
Harbor Health Services Inc.
Harborview Medical Center

Harlem Hospital Center - Hhc
Harney County Health Dept.
Harris County Hospital District
Harrison, Daniel MD
Hartford Hospital
Hartsville Health Dept
Harvard St Neighborhood Hlth Ctr
Harvest Family Health
Hawaii State Department of Health
Hcmc 4 North Pharmacy
Health American
Health Care Partners, Inc.
Healthnet, Inc
Healthnet, Inc
Heart of Texas Community Health Cen
Helen B Bentley Family
Helen Bentley Family Hlth Ctr.
Hemophilia Center
Henderson County Dept of Public Hea
Hennepin Co Med Ctr 4n Phcy
Hennepin County Med Center
Hennepin County Medical Center
Hennepin County Medical Center
Hennepin County Medical Center
Hennepin County Medical Center
Hennepin County Medical Center
Henry Co Health Dept.
Henry County Health Department
Henry Health Department
Herman Keifer Health Complex
Hertford County Health Dept
Hickory County Health Department
Hill Health Center
Hillman Health Center
Hilltop Health Center
Hitawala, Salma MD
Hoboken Family Planning, Inc.
Hoke County Health Dept
Hollywood Sunset Free Clinic
Holsten, Ramond L 11 MD
Holsten, Raymond L MD
Home Infusion Pharmacy
Homeless Program
Homer G Phillips Amb Care Center
Hoopa Health Association
Hope Medical Center

Horry Co Hlth Dept Std Pr
Hospital Pharmacy
Hough Norwood Family Hlth Ctr.
Houston County Health Dept
Howard County Health Dept.
Howard County Public Hlth Dept
Hrs Citrus County Health Dept
Hubert H. Humphrey Chc
Huron Family Health Center
Iberia Medical Center
Illinois Department of Public
Illinois Dept.of Public Health
Indiana Hemophilia And Thrombosis C
Indiana University Med Ctr
Intercare Community Hlth Net.
International District
Iowa State Health Department
Ips-West Baltimore Pharmacy
Iredell County Health Department
Iron County Health Department
Isaac Coggs Health Connection, Inc
Island Pond Health Center
J.O. Wyatt Community Health Center
J.p.s. Health Network (tchd)
Jackson - Madison Co Health Departm
Jackson County Health Dept
Jackson County Health Dept.
Jackson County Oregon Hhs
Jackson Memorial Hospital
Jackson Memorial Hospital
Jackson Memorial Medical Center
Jackson North Maternity Center
Jackson-Hinds, Compr Ctr
Janes St Academic Comm Hlth Ctr
Jefferson County Health Department
Jefferson County Public Health
Jefferson Regional Medical Center
Jefferson Regional Medical Center
Jeffrey Yatsu, M.D.
John Hopkins Bayview Med Ctr
Johns Hopkins Bayview
Johns Hopkins Bayview Medical Cnt
Johns Hopkins Hospital
Johnson County Public Health
Johnson, Pearl D MD
Johnston County Public Health Depar

Jones County Health Dept
Joseph M Smith Health Ctr
Kaibeto Health Clinic
Kansas Department of Health
Kansas Dept of Health & Enviro
Kansas State Bureau of Disease
Kansas State Department Health
Karen Nonhof
KDHE-Pharmacy
Kentucky Cabinet For Human Res
Kentucky Cabinet For Human Res
Kern County Health Dept
Kern Medical Center Pharmacy
King, Matthew M MD
Kingman County Health Department
Kings County Health Dept
Kings County Hospital Center - Hhc
Kings County Med Cntr
Kino Community Hospital
Klamath County Health Dept
Knight Drugs CDP #1
Knox County Finance-
Knox County Health Department
Knox County Health Dept
Knox County Health Dept.
Kodiak Public Health Center
La Casa De Buena Salud
La Casa De Buena Salud, Inc
La Casa De Bueno Salud
La Clinica De La Raza
La Clinica De La Raza
La Clinica Del Valle
La Clinica Del Valle Family Health
La Clinica Pediatric Pharmacy
La Clinical Del Valley Family
La Esperanza Clinic
La Maestra Family Clinic
Lac Harbor UCLA Medl Center
Lac Harbor Ucla N-22 Pharmacy
Lac Vieux Desert Band
Lac/usc Medical Center
LAC/USC Medical Center
Laclede County Health Dept
Lafayette County Health Dept
Lagunzad, Edward Payot Do
Lake Powell Medical Center

Lakeview Lynay Pharmacy
Lal, Jagdish MD
Lamar County Health Department
Lancaster County Health Dept
Lancaster County Health Dept
Lane County Health & Human Services
Lauderdale Co. Public Hlth Dpt
Laurel Fork Health Commission, Inc.
Laurel Heights Clinic
Lawndale Christian Hlth Ctr
Lawrence Co. Health Dept.
Lawrence Douglas County Health Dep
Lbj Hospital
Lee County Health Department
Lehigh Valley Hospital Center
Lemuel Shattuck Hospital
Lenoir Co Health Dept
Lenoir County Health Dept.
Leonard J Chabert Med Center
Lester, Terry L MD
Lewis County Primary Care Ctr
Lexington-fay Urba County
Lexington-Fayette County Health Dept.
Lillian Courtney Health Center
Limestone Co. Hlth Dept.
Lincoln County H&Hs Department
Lincoln County Health Departme
Lincoln County Health Dept
Lincoln County Health Dept.
Lincoln Hospital/Sr Belvis
Lincoln Medical & Mental - HHC
Linda Vista Hlth Care Ctr
Linder, Ryan Lloyd Dds
Linn County Dept of Health
Linn County Health Dept
Lipsitz, Cynthia M MD
Lister Hill Health Care Center
Little River Medical Center
Little Sandy District Health
Livingston County Health Ctr
Livingston County Health Dept
Livingston County Health Dept.
Local Hlth Council of East
Lopez, Norma I Do
Los Angeles Co Dept of Health Svcs
Los Angeles Co Dept of Hlth S

Los Angeles Cty Midvalley
Los Angeles Free Clinic
Low Country Health Care
Lowndes Co Public Health Department
Lsu Hospital
Lucile Packard Childrens Hosp
Lummi Indian Health Center
Lummi Phs Indian Hlth Ctr
Lynn Community Health Center
Lynn Community Hlth Ctr, Inc. Schmidtlein, Jill Marie MD
Macon County Health Departmnet
Macon-Bibb County Health Dept
Macphersons Pharmacy
Madison County Health Dept
Madison County Health Dept.
Main Street Health Mary Hall
Malheur County Health Dept
Manatee County Corr Facility
Manatee County Rural Health Service
Manatee County, Rural Health
Manatee County, Rural Health
Marengo Co. Health Department
Maricopa County Correctional Health
Maricopa County Public Health - Cli
Maricopa Medical Center
Maricopa Medical Center
Maricopa Medical Center
Maricopa Medical Center
Marin County Health Department
Marion County Health Dept
Marion County Health Dept.
Mariposa Community Health Cntr
Mariposa Community Health Ctr
Mariposa Community Health Ctr.
Mariposa Pharmacy
Marshall Co Public Health Dept
Marshfield Medical Foundation
Martin Luther King Clinic
Martin Luther King, Jr.
Martin Tyrell Washington Dist
Martin, Barry A MD
Mattapan Community Hlth Ctr
Max C Starkloff Amb Fac Health Ctr
Mayaguez Migrant Hlth Ctr
Mcbride, David R MD
Mcclennan Banks Amb Care Pharm

Mccormick Co Health Dept
Mccoy, Beverly J NP
Mcg Health, Inc.
Mcghi Outpatient Pharmacy
Mcormick County Health Dept.
MD Dept of Health & Mental Hyg
MDPM Hoffman Heights Clinic
Meade County Health Department
Mecklenburg Co Health Departme
Mecklenburg Co Health Dept
Med Share Pharmacy
Medical Center
Medical Center Clinics
Medical Center Hospital Employee Ph
Medical Center Hospital Pharm
Medical Center Hospital Pharmacy
Medical Center of Central GA
Medical Center of Central GA
Medical Center of La Hiv Clnc
Medical College of Georgia
Medical Ctr of La Nw Orlns/chr
Medical Univeristy of S Caroli
Medical University of SC
Memorial Hermann Hospital
Memorial Hospital At Gulfport
Memphis Health Center, Inc
Memphis/shelby Co. Hlth. Dept.
Mendocino Coast Health Clinic, Inc.
Mendocino Comm Health Clinics
Mendocino Comm Hlth Clinic, In
Merced Commun Med Ctr
Mercer County Health Dept.
Mercy Diagnostic & Treatment
Mercy Hospital & Medical Cente
Merrithew Memorial Outpatient
Methodist Specialty/transplant
Metro Family Practice Inc
Metro Health Dept. of Nashville
Metropolitan Hospital Center - Hhc
Metropolitan Nashville General
Miami County Health Department
MIC-Womens Hlth Services/MHRA
Mid Cumberland Regional Office
Migrant Health Program
Mile Square Health Center
Mile Square Health Center

Mile Square Neighborhood Clinic
Milwaukee Health Dept Ctrl Ctr
Milwaukee Hlth Services, Inc
Mission Mesa Pediatrics
Mission Neighborhood Health Ct
Mississippi County Health
Mississippi State Department of Hea
Missouri Department of Health
Missouri Department of Health
Missouri Dept of Health
Mitchell County Health Dept.
Mobile County Health Departmen
Mobile County Health Dept
Mohave County Health Departmen
Mohrlock, Richard Dennis Dds
Mon Valley Asn Hlth Ctrs, Inc.
Monroe County Health Dept
Montefiore Medical Group
Montezuma Creek Community
Montgomery Co Health Dept
Montgomery Co Health Dept.
Montgomery County Health & Human
Montgomery County Health Dept
Montgomery County Health Dept
Montgomery Primary Care, HSI
Moore & King Pharmacy - Whitehall B
Moore Co Health Dept
Moore, Douglas L MD
Morgan co. Health department
Morovis Community Health
Morovis Community Health
Morovis Community Hlth.ctr.,inc.
Morovis Community Hlth.Ctr.Inc
Morris Heights Health Center
Morrisania Diagnostic & Treatment C
Morrow County Health Dept
Mortimer, Evan E MD
Mountain Maternal Hlth League
Mountain Park Health Center
Mountain Park Health Center
Mountain People’s Health
Mountain Peoples’ Hlth Councils,
Mourad, Mohammad Bashshar MD
Mt Auburn Health Center Inc
Mt Shasta Medical Clinic
Mt. Graham Regional Medical Center

Muhlenberg Community Hospital
Multnomah Co. Health Dept.
Musc Hollings Cancer Cente Pharmacy
Musc Mcclennan Banks Pharmacy
Musc Rt Pharmacy
Myrtle Hilliard Davis Comp
N C Baptist Hospital Pharmacy
N Vallley Clinic
Naeem Malik
Naeem, Lubna MD
NAPCH Care Pharmacy (contracted pharmacy)
Naphcare Pharmacy
Naphcare, Inc.
Naranjito Health Center
Naranjito Health Center
Nash County Health Dept
National City Family Clinic
National Jewish Medical & Research
Natividad Medical Center
Natividad Medical Ctr/monterey Co
Navajo County Health Dept
NC Dept of Hlth & Hmn Services
NCBH Piedmont PY
Ncs Healthcare Salisbury
Ne Health Plan
Nebr Hlth Sys Summit Plz Phar
Nebraska Health & Human Services
Neighborhood Health Ctr Phcy
Nevada Rural Health Centers-carson
Nevarez, Joseph G MD
New Gouverneur Hospital Snf
New Hanover County Health Departmen
New Hanover County Health Dept
New Haven Clinic
New Horizons Mental Health Clinic,
New York Childrens Health Proj
New York City Dept of Health
New York City Dept. of Health
Newark Beth Isreal Medical Ctr
NJ Dept of Health & Senior Svs
NJ Dept of Health Warehouse
Njl Inc Pharmacy Services
NORCOR
Norfolk Health Department Pharmacy
North Arlington Center
North Arlington Health Center

North Broward Hospital District
North Broward Hospital District
North Campus Pharmacy
North Carolina Baptist Hospital
North Carolina Baptist Hospital
North Carolina Baptist Hospital
North Carolina Baptist Hospitl
North Central Bronx Hospital
North Country Community Health Cent
North County Health Services
North County Health Svcs.
North Dade Health Center
North East Medical Services
North Oakland Medical Center
Northampton County Health Dept
Northeast Health Ctr Pharmacy
Northeast Heatlh Center Pharm
Northeast Medical Group
Northeast Mississippi
Northeast Ohio Neighborhood Health
Northeast Ohio Neighborhood Health
Northeast Valley Health Corp
Northwest Arizona Regional Health C
Northwest Hlth Office
Northwest Medical Ctr Franklin
Northwest Michigan(Use # 4981)
Nw Michigan Comm Health Agcy
NYC Health & Hospital
Nyc Health & Hospital Corp
Oahu Community Mental Health
Oc Public Health Department
Ocean Side Community Hlth Clin
Ocepek, David Brent MD
Oklahoma Department of Health
Oklahoma State Dept of Hlth
Oklahoma State Health Dept
Oldham County Health Dept.
Olive View Med Ctr
Olive View Medical Center
Olson, James J MD
Onslow County Health Dept
Open Door Family Med Center
Oph-dept of Hlth & Human Srvs
Orange County Dept of Health
Orange County Health Department
Oregon County Health Dept

Oregon County Health Dept
Oregon Health Division - Dental Program
Oregon State Health Division
Orocovis Health Center
Osonma, Timothy Ikechukwu MD
Out Patient Pharmacy
Outpatient Pharmacy
Ozark County Health Center
PA Department of Health
PA Dept of Health
Padgett Pharmacy (contracted pharmacy)
Padgett Pharmacy (contracted pharmacy)
Palmetto Richland Memorial Pharmacy
Palmetto Richland Pharmacy, Ps
Park Duvalle Community Health
Park Shore Pharmacy
Park West Medical Center, Inc
Parkland Memorial Hospital
Parkland Memorial Hospital
Parkland Memorial Hospital
Parkland Memorial Hospital
Parks, Steven Neil MD
Parra, Norma G MD
Pasquotank Co Health Dept
Patillas Health Center
Patillas Health Center
Patterson, Janet L MD
Paul Dieringer, M.D.
Pediatric Family Med
Pee Dee Health District
Penn State Milton S. Hershey Medica
Penncare Obgyn At Presbyterian
Penncare Obgyn At Presbyterian
Pennsylvania Dept of Health
Pennsylvania Dept of Health
Penobscot Nation Hlth Dept
People’s Family Health Serv.
Peoples Clinic Pharmacy
Peoples Clinic Pharmacy
Peoples Community Health Clinic
Peoples Health Centers Phcy
Perks, Joseph M Do
Perry Co. Health Department
Perry County Health Dept
Person Street Pharmacy of Raleigh Inc
Petaluma Health Care District

Pgpa Pharmacy, Inc
Pharmacy
Pharmerica/henry Welcome Clinic
Phelps County Health Dept
Philadelphia Department of
Philadelphia Department of
Philadelphia Dept of Public
Piedmont Plaza Pharmacy
Piedmont Plaza Pharmacy
Pike Co Health Dept
Pike Community Pharmacy (contracted pharmacy)
Pike Market Med Clinic
Pike Market Medical Clinic
Pikens Co. Health Department
Pima County Health Dept
Pinal County Finance Dept
Pinal County Public Health
Pine Hills Family Health Center
Pioneer Memorial Hospital
PIT River Health Servic, Inc
Pitt County Health Department
Pittsburg Health Center Phcy
Planned Parenthood
Planned Parenthood of
Planned Parenthood of Eastern Oklah
Planned Parenthood of N M
Platte County Health Dept
PMS Pharmacy Services
Polk County Health Dept
Polk County Public Health
Portsmouth Health Department
Portsmouth Health Dept
Potter Valley Community Health Cent
Presbyterian Hospital
Presbyterian Hospital of Greenville
Presbyterian Medical Center
Presbyterian Medical Center
Presbyterian Medical Center
Presbyterian Medical Ctr
Presbyterian Medical Services
Primary Care Center Pharmacy
Primary Care Center Pharmacy
Primary Care Health Services
Primary Health Care Pharmacy
Primary Health Care Services
Primemed Pharmacy Srvcs, Inc

Programa Sida De San Juan
Prospect Hill Health Center
Providence Community Health
Provident Hospital
Provident Hospital of Cook County
Provident Medical Center
Public Health Div, Rx Serv Sect.
Pueblo Community Health Center,
Putnam County Health Dept
Queen’s Physicians Office Bldg. Ii
Queens Hospital Center
Queens Hospital Center - HHC
R.o. Watts Medical Ctr
Raleigh General Hospital
Ralls County Health Department
Randolph County Health Dept
Rasbury, Pegge Day Do
Rea Clinic-christopher Grtr Area
Regional Medical Center
Regional Medical Center of Memphis
Regional Medical Center-Memphi
Regional Medical Ctr.At Lubec
Regions Hospital
Regions Hospital
Regions Hospital Pharmacy
Renaissance Health Care Ntwk
Renaissance Health,diagnostic & Trt
Reyes, Miarflor T MD
Rice County Health Dept
Richard A. Lankes, M. D.
Richmond County Health Dept
Richmond Health Center
Riley County Manhattan
Rincon Health Center
Rio Grande Comm Health Center
Riverside County Regional Medical
Riverside Neighborhood Health
Riverside San Bernadino Center
Roanoke, City Health Dept Pha
Robert Mcalister
Robeson County Dept of Public Healt
Rochester Gen/Gen Apoth
Rochester Mental Hlth Ctr.
Rochestergeneralhospital
Rockingham County Dept of Public He
Rockingham County NC

Rodas, Sergio Ulises MD
Roderick Pharmacy Group Inc
Rodriguez-Asbun, Armando MD
Roosevelt Pharmacy
Rosenfeld, Edward J MD
Rossville Health Center
Rowan County Health Dept
Rural Health Care Inc
Rural Health Services, Inc.
Rural Health Svcs Consortium,inc
Russell Ambulatory Ctr Phar
Russell Co Health Dept.
Rutledge Tower Operating Room Pharm
Ryder Memorial Hospital
S C Hou Comm Action Coun
Sacramento County Pharmacy & S
Saliba’s Pharmacy (contracted pharmacy)
Saline County Health Departmen
Saline County Health Office
Salt Lake Community Health
Salt Lake Community Health Centers
Salt Lake Community Health Ctr
Sampson County Health Dept
Samuel U. Rodgers Comm. Health Ctr.
Samuel U. Rodgers Comm. Health Ctr.
San Angelo - Tom Green Health Dept.
San Antonio Neighborhood Hlth
San Benito Health Foundation
San Bernardino County of
San Fernando Health Center
San Francisco General Hospital
San Francisco General Hospital
San Joaquin General Hospital
San Joaquin General Hospital O
San Juan Basin Health Department
San Manuel Health Care Center
San Pedro Peninsula Hospital
San Vicente Pharmacy
San Vicente Pharmacy
San Ysidro Health Center
Sanchez, Susan Guzman MD
Santa Barbara Cnty-comm Hlth Clinic
Santa Clara Valley Medical
Santa Clara Valley Medical Center
Sarasota County Health Department
Sarasota County Health Department

Saunders, Stephen E MD
Sc Dhec Marion County Health D
Sc Florence Co Health Dept.
Scenic Bluffs Health Center
Schuyler County Health Dept
Scofield Marques, Sharon S MD
Scotland Co Health Dept
Script Shop Pharmacy
Script Shop Pharmacy
Sea Island Medical Center
Seminole Tribe of Florida
SF General Hospital Med Center
Shah, Syed Nadeem M MD
Shands At Agh
Shands Cancer Center
Shands Hospital
Shands Jacksonville Medical Ct
Shands Medical Plaza
Shands Teaching Hosp & Clinic
Shands Teaching Hosp & Clinic
Shands Teaching Hosp, & Clinic
Shands Teaching Hospital
Shands Teaching Hospital
Shands Teaching Hospital & Clinic
Shands Teaching Hospital And
Shands/Alachua
Shasta Co Health Dept
Shasta Community Health Center
Shawnee County Health
Shelby County Health Dept
Shelby County Health Dept
Siletz Community Hlth Cl Phar
Simenson, Robert D MD
Sinai Community Pharmacy
Sinai Samaritan Medical Center, Inc
Smiths Pharmacy (contracted pharmacy)
Snohomish Health District
Somerton Clinic
Sonoma County Health Services
Sonoma County Indian Health
Sonoma County Indian Health
South Baltimore Family Health
South Baltimore Family Health
South Baltimore Family Hlth, C
South Baltimore Pharmacy
South Bronx Health Center

South Bronx Health Center
South Carolina Department of Health
South Carolina Dhec Std Prog.
South Central Public Health
South County Health Center
South Dakota Dept of Health
South Lake Family Health Ctr
South Lake, Fam Health Center
South Texas Rural Health Servi
Southeast Family Health Care
Southeast Tn Regional Pub Hlth
Southern Ohio Health Service
Southern Ohio Health Services
Southside Pharmacy
Southside Pharmacy
Spartanburg Co Health Dept
Spectrum Pharmacy Services
Springfield/Greene County
St Charles County Govt
St Clair Co Health Dept.
St Helena Center
St James-Santee Rural
St Joseph-Buchanan County
St Louis Comprehensive Health
St Paul - Ramsey Co Dept Public Health
St. Claire County Health
St. James Health Center Pharma
St. John Detroit Riverview Hospital
St. Joseph Mercy Care Services
St. Louis Connectcare
St. Louis County D.o.c.h.a.m.c.
St. Mary’s Regional Medical Center
St. Vincent Charity Hospital
Stack, Vince John MD
Stadlanders Pharmacy (contracted pharmacy)
Stadtlander Pharmacy (contracted pharmacy)
Stanislaus Outpatient Pharmacy
Stanley Co Health Department
Stanley, Sharilyn K MD
Starceski, Philip Joseph MD
State Lab Institute
State of AL. Clinic Labs
State of Colorado
State of Georgia
State of Hawaii Dept of Health
Statscript #4017

STD Program
Ste Genevieve County Hlt Dept
Stoddard County Health Dept
Stokes County Health Department
Stone Mountain Health Services
Stop Six Community Clinic
Stout Street Clinic
Student Health Service
Suffolk County Dept Hlth Svcs.
Suffolk County Dept. of Health Serv
Sullivan County Dept of Health
Sullivan County Health Dept
Sumter Co. Health Dept.
Sun Life Family Health Center
Sun Life Health Center
Suncoast Community Health Center
Sunlife Family Health Care Ctr
Suny - Health Science Ctr At Brookl
Surry County Health & Nutrition Cen
Surry County Health Dept.
Sutter Merced Medical Center
Sutter Merced Medical Center
Swain County Health Dept
Swope Parkway Health Center
Sycuan Medical Dental Center
Syracuse Community Phcy, Inc
Talladega Co Health Department
Talladega Co Health Department
Tallapoosa co. Health dept
Tallapoosa County Health Dept.
Tampa General Hospital
Taney County Health Dept
Tarrant County Hospital District
Tb Control Program
Tegenfeldt, Edwin MD
Tennessee Dept of Health
Texas Dept of Health
The Apothercary At Umgp
The Assistance Fund
The Assistance Fund
The Children’s Hospital
The Door Center For Alternativ
The Durham Center
The Genesee Hospital
The Jeffrey Goodman Special
The Ohio Department of Health

The Script Shop, Inc
The Ucsf Ambulatory Care Center
The Winston County Hlth Dept
Thom, Frederick W MD
Thomas E Langley Medical Ctr
Thomas E Langley Medical Ctr
Thomas E Langley Medical Ctr
Thomas E Langley Medical Ctr
Thomas Street Pharmacy
Thompson, Billy N MD
Thunder Bay Comm Hlth - Atlanta
Tiburcio Vasquez Hlth Ctr
Tollesboro Clinic Pharmacy
Tollesboro Clinic Pharmacy
Toren, Carl B MD
Travelers Aid Society
Tri-County Health Dept
Trident Co Health District
Trident Health District
Tulalip Health Clinic
Tulane University Hospital
Tulare Co Health Department
Tuscaloosa Health Department
Uc Davis Cancer Center Pharmacy
Uc Davis Medical Center
Uci Pharmacy Technology
Ucla Medical Center
Ucla Medical Center - Opdcia
UCLA Medical Center Medical
Ucla Medical Plaza
Ucla Medical Plaza - 1st Floor Phar
UCLA Medical Plaza 1st Floor
Ucsd Ambulatory Care Clinic
Ucsd Medical Group Pharmacy
Ulster Co Health Department
Umatilla County Public Health
Umc Quick Care At The Lk Pharm
Und Family Practice Pharmacy
Union Co Health Department
Union County Public Health
United Coalition Pharmacy
United Coalition Pharmacy
United Neighborhood Health Services Cayce Family Health Center
United Neighborhood Health Svcs
Univ Health Network Davis Pharmacy
Univ Health Network Greenwood Pharm

Univ Health Network Mount Ogden Pha
Univ Hospital & Clinics
Univ of Ala Hosp. Clinic/pharmacy
Univ of Arizona
Univ of Calif San Francisco
Univ of California San Diego
Univ of Iowa Hospital & Clnc
Univ of Maryland Hospital
Univ of Maryland Medical Systs
Univ of MD Medical Systems
Univ of Med & Dent of NJ
Univ of Medicine and Dentistry
Univ of Utah Pharmacy At Rocky Mt.
Univ of Virginia Hospital Barringer
Univ of Virginia Med Center
Univeristy of Texas Medical Branch
Univerity Hlth Net-Pk City-Phs
University Health Center Dwtn
University Healthcare Center
University Hospital
University Hospital
University Hospital & Clinics
University Hospital & Clinics Pharm
University Hospital of Arkansas
University Hospital, Inc.
University Med Center
University Med Center Home Inf
University Medical Center
University Medical Center
University Medical Center
University Medical Center
University Medical Center
University Medical Center
University Medical Center
University Medical Center OF
University Medical Center of So. NE
University Medical Center, Inc
University of Alabama Hospital
University of Cincinnati Hospital
University of Colorado Hospital
University of Florida Plaza Ph
University of Iowa Hospitals And Cl
University of Kansas
University of Maryland Med Sys
University of Medcn & Dntstry of NJ
University of New Mexico Hospital

University of Nm Outpatient Ph
University of Pennsyvania Health
University of Utah
University of Utah
University of Utah Med Center
University of Utah Stansbury Clinic
University of Va Barring
University of VA Medical Center
University of VA Primary Care
University of Virginia Med Ctr
University of Washington
University Physicians Building Phar
Utah Department of Health
Utah State Health Dept
Uvalde County Clinic, Inc.
Vaccination Services of America, In
Valley Aids Council
Valley Health
Valley Health Center At Bascom
Valley Health Center At Chaboya
Valley Health Center At Moorpark
Valley Health Center At Silvercreek
Valley Health Systems Inc
Valley Regional Medical Center
Valley Wide Pharmacy
Vance County Health Dept
Vance-warren Compre,health Plan
Vanderbilt #2 Outpatient
Vanderbilt #2 Outpatient
Vanderbilt University Hosp
Vanderbilt University Medical
Vanderbilt University Medical
Vanderbilt University Medical Cntr
Vanderburgh County Health Dept
Vargas, Efren MD
Ventura County Med Center
Ventura County Medical Center
Ventura County Medical Center
Ventura County Medical Center
Ventura County Ob/Gyn Med Ctr
Vernon County Health Dept
Virginia Beach Health Department
Volusia Chd
Volusia Chd
Vono Pharmacy
Vono Pharmacy

W Al Health Svcs Inc
W VA Department of Health & HU
Wabaunsee County Health Dept
Wabaunsee Health Department
Wahluke Family Health Center Pharma
Wainscott, Barry L MD
Wake County Human Services Pharmacy
Wake Medical Center
Wakulla Medical Center
Walker County Health Dept.
Wallowa County Health Dept
Walton Chd
Warren County Health Dept
Wasco-Sherman Public Health
Washington Co Health Dept
Washington County Public Hlth
Washington Free Clinic
Washington Health Center
Washoe Co Health Dept
Washoe Pharmacy At Ryland
Wateree Public Hlth Dist Phcy
Waverly Belmont Family Health Ct
Wayne County Health Department
Wayne County Medical Clinic
Wells County Health Dept
West End Pharmacy
West Georgia Health System, Inc.
West Georgia Medical Center
West Oakland Health Council, Inc
West Side Comm Health Services
West Side Community Health Center
West VA Dept-Hlth & Human Res.
Westchester Co.dept.of Health
Westchester County Health Departmen
Westside Community Health
Westside Community Health Cent
Westside Community Hlth Ctr
Westside Health Center
Wewahitchka Medical & Dent Ctr
Whiteside County Health Department
Whitman Walker Clinic
Whitman Walker Clinic
Whitman Walker Clinic
Whitman Walker Clinic
Whitman Walker Clinic
Whitman Walker Clinic, Phcy

Wicomico County Health Dept
Wilcox Co Health Department
Wilcox Memorial Hospital
William N Wishard Memorial Hsp
Wilson County Health Dept
Wilson, Gilbert A MD
Winston County Health Depart.
Winter Garden Family Health
Winter Garden Family Hlth Ctr
Wishard Health Services
Wishard Memorial Hospital
Wishard Memorial Hospital
Wmh Blackburn Community Hlth C
Wmh Forest Manor Community Hlt
Wnc Community Health
Woodhull Hospital - HHC
Wright County Health Dept
Wyoming TB Program
Yadkin County Health Dept
Yakima Memorial Hospital
Yakima Neighborhood Health Services
Yakima Scripts & Supplies
Yakima Scripts & Supplies
Yamhill County HHS Department
York County Health Department
Yphantides, Theophilos E MD
Yuma County Health Department
Yuma County P